UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2011

Motricity, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34781	20-1059798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 108th Avenue Northeast

Suite 800

Bellevue, WA 98004

(Address of Principal Executive Offices, including Zip Code)

(425) 957-6200

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 12, 2011, Motricity, Inc. (the “Company”) entered into a Release Agreement (the “Ryan Release Agreement”) with James Ryan, effective August 15, 2011, setting forth the terms pursuant to which Mr. Ryan’s employment with the Company was terminated and Mr. Ryan resigned as an officer of the Company, as previously disclosed by the Company on a Current Report on Form 8-K filed August 9, 2011. Prior to the effective date of the Ryan Release Agreement, Mr. Ryan served as Chief Development Officer of the Company.

Pursuant to the Ryan Release Agreement, Mr. Ryan agreed to release the Company from all claims arising out of his employment with the Company or the cessation thereof (other than claims arising pursuant to the Ryan Release Agreement). In consideration for such release and in accordance with the terms of Mr. Ryan’s offer letter, the Company agreed to pay Mr. Ryan severance in the gross amount of $225,000 to be paid in equal installments over nine months following the effective date of the Ryan Release Agreement. In accordance with the terms of a Restricted Stock Grant Agreement, dated August 6, 2009, 58,333 of Mr. Ryan’s restricted shares of the Company’s common stock will vest and become non-forfeitable as of the effective date of Mr. Ryan’s termination. Furthermore, Mr. Ryan remains subject to certain non-disclosure and non-solicitation covenants.

The foregoing description of the terms of the Ryan Release Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above under Item 1.01 above is incorporated by reference.

On August 15, 2011, the employment of Richard E. Leigh, Jr., the Company’s Senior Vice President, General Counsel and Corporate Secretary, was terminated. Mr. Leigh continues to serve the Company in a transitional capacity.

Item 7.01 Regulation FD Disclosure.

On August 15, 2011, the employment of Tyler Nelson, the Company’s Senior Vice President, Advertising, Marketing & Analytics, was terminated. Mr. Nelson previously served as the Chief Executive Officer of Adenyo Inc., which the Company acquired on April 14, 2011. Mr. Nelson continues to serve the Company in a transitional capacity.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Release Agreement between Motricity, Inc. and James Ryan, dated August 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTRICITY, INC. (Registrant)

August 16, 2011	By:	/s/ Ryan K. Wuerch
(Date)		Ryan K. Wuerch Chief Executive Officer